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                                                                    EXHIBIT 10.7
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          Following are the put rights that will be applicable after this offering for the benefit of the stockholders and warrantholders identified in these provisions:

                    PUT RIGHTS WITH RESPECT TO THE SHARES.
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          Option of Holders to Put Shares upon a Change of Control.  Upon the
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occurrence of a Change of Control, any holder of Shares [i.e., 1,681,577 shares]
shall have the right upon written notice as hereinafter provided to require the Company to purchase at the Option Closing, and the Company agrees to so purchase, all or any of such Shares. The purchase price for such Shares shall be paid by certified check at the Option Closing or by wire transfer of immediately available funds denominated in U.S. dollars to one or more accounts designated by the holders of such Shares to the Company prior to the Option Closing in an amount equal to $4.00 per Share (as adjusted for stock splits, recombinations, dividends and other similar events).


                    PUT RIGHTS WITH RESPECT TO THE WARRANTS
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                              AND WARRANT SHARES.
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          Option of Holders Upon Change of Control.  Upon the occurrence of a
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Change of Control, unless the holders of at least 66-2/3% in interest of the
Warrants [i.e., 2,715,000 warrants] and Warrant Shares [i.e., shares issuable upon exercise of such warrants] approve such Change of Control in writing, each holder of Warrants and/or Warrant Shares ("Warrant Investor") has the option to
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require the Company to redeem all of the outstanding Warrants and/or Warrant
Shares (or any portion thereof), and all shares of Common Stock issued pursuant to stock splits, dividends or similar events in respect of such Warrants or Warrant Shares ("Additional Warrant Shares"; the Warrants, Warrant Shares and
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Additional Warrant Shares being referred to herein as "Warrant Securities") held
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by such holder at a price equal to (i) for unexpected Warrants, $2.00 per
Warrant and (ii) for each of the Warrant Shares that were issued upon exercise of a Warrant and for each of the Additional Warrant Shares, if any related to such Warrant Share, an amount equal to 1.67 multiplied by the exercise price paid for such Warrant Share being redeemed (such exercise price to be appropriately adjusted for subsequent stock splits, dividends or similar events occurring after such exercise to the extent that the holder of Warrant Shares receive their proportionate benefit of such stock splits, dividends or similar events on the form of Additional Warrant Shares which are included in the package of securities which the Company must redeem).
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     "Change of Control" shall mean the occurrence of any of the following:
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     (a)  the acquisition or holding by

          (i) any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) other than an Acceptance Controlling Person or the Investors, or

          (ii) related Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing Date) other than related Acceptable Controlling Persons or Investors constituting such a group, of legal and/or beneficial ownership of more than 35% of the Common Stock or any securities convertible into more than 35% of the Common Stock of the Company outstanding at such time if at such time the owners of Common Stock on the Closing Date, the Investors and the investors under the Securities Purchase Agreement beneficially own in the aggregate less than a majority of the Common Stock or any securities convertible into less than a majority of the Common Stock of the Company (excluding for such purpose persons who own shares through any employee benefit plan of the Company in connection therewith);

     (b) all or substantially all of the assets of the Company are sold or otherwise transferred, in a single transaction or in a series of related transactions, to any other Person;

     (c) any merger, consolidation or other similar transaction of, or in respect of, the Company which results in the failure by the owners of Common Stock on the Closing Date, the Investors and the investors under the Securities Purchase Agreement to, directly or indirectly in the aggregate, maintain beneficial ownership and voting control of at least fifty percent (50%) of the outstanding common stock of the surviving entity in such merger, consolidation or similar transaction; or

     (d) any liquidations or dissolution of the Company, or action taken by the Board of Directors of the Company to authorize any such liquidation or dissolution.

     Notwithstanding the foregoing, any transaction permitted under paragraph 7E of the Securities Purchase Agreement shall not constitute a "Change of Control". Any sale of assets of the Company (or any of its Subsidiaries) which generated 2/3 or more of the revenues of the Company (on a consolidated basis) during the immediately preceding fiscal year shall constitute a "Change of Control".